UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2010

CFS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-24611	35-2042093
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (219) 836-5500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 7, 2010, representatives of CFS Bancorp, Inc. delivered a presentation to PROXY Governance, Inc. A copy of the presentation is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	CFS Bancorp, Inc. presentation to PROXY Governance, Inc.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2010

CFS BANCORP, INC.

By:	/s/ Joyce M. Fabisiak
Joyce M. Fabisiak Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	CFS Bancorp, Inc. presentation to PROXY Governance, Inc.

4